UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8170 Maple Lawn Boulevard, Suite 180
Fulton, MD 20759
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2011, Colfax Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”), at which four proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2011.  The final results for each proposal are set forth below.

Proposal 1:  Election of Directors

The Company’s stockholders elected eight directors to the Company’s Board of Directors, to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.  The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstain	Broker non-votes
Mitchell P. Rales	39,133,160	248,482	2,910	2,254,300
Clay H. Kiefaber	39,215,996	165,646	2,910	2,254,300
Patrick W. Allender	38,534,084	847,358	3,110	2,254,300
Joseph O. Bunting III	39,162,421	218,921	3,210	2,254,300
Thomas S. Gayner	38,391,344	990,298	2,910	2,254,300
Rhonda L. Jordan	39,281,384	100,257	2,911	2,254,300
A. Clayton Perfall	39,308,876	72,826	2,850	2,254,300
Rajiv Vinnakota	39,309,266	72,676	2,610	2,254,300

Proposal 2: Ratification of Approintment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
41,543,795	84,049	11,008	—

Proposal 3: Advisory Vote On Executive Compensation

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
39,068,355	310,386	5,811	2,254,300

Proposal 4: Advisory Vote On the Frequency of Future Advisory Votes On Executive Compensation

The Company’s stockholders voted, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

3 Years	2 Years	1 Year	Abstain
26,973,959	2,009,607	10,377,929	23,057

The Board will evaluate the results of such non-binding advisory vote regarding the frequency of future advisory votes on executive compensation at an upcoming meeting and make a determination as to whether the Company will submit future non-binding advisory votes on executive compensation for consideration by stockholders every three, two, or one years. The Company will amend this Current Report on Form 8-K to provide information regarding such determination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation

Date: May 19, 2011	By:	/s/ C. SCOTT BRANNAN
	Name:	C. Scott Brannan
	Title:	Senior Vice President, Finance and Chief Financial Officer